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                                                                    EXHIBIT 23.2




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 25, 2000, included in Clayton Williams Energy, Inc.'s Form 10-K for the year ended December 31, 1999.




                                             ARTHUR ANDERSEN LLP


Dallas, Texas
October 2, 2000